DEAN WITTER FEDERAL SECURITIES TRUST  TWO WORLD TRADE CENTER, NEW YORK, NEW YORK
                                      10048
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1995

DEAR SHAREHOLDER:

After suffering sharp declines during most of 1994 as interest rates rose significantly, the fixed-income markets began to show signs of life in the fourth quarter of 1994 and rallied sharply during the first quarter of 1995. By the end of the first quarter, the yield on the 2-year U.S. Treasury note had declined to 6.78 percent from 7.70 percent on December 31, 1994, while yield on the 30-year U.S. Treasury bond had fallen to 7.43 percent from 7.88 percent.

The bond market continued to rally through the second and third quarters of 1995. Yields on intermediate- and long-term bonds declined to levels not seen since before the Federal Reserve Board started to raise interest rates in February 1994. As of October 31, 1995, the yield on the 30-year U.S. Treasury bond was 6.33 percent. Much of the bond market's strength during 1995 can be attributed to a continued slowdown in the pace of economic activity, particularly in the housing, automobile and retail sectors. In addition, despite today's relatively low unemployment level and the volatility of the commodities market, inflation has stabilized below 3 percent. Recent economic data support the perception that the central bank has successfully orchestrated a soft landing whereby the U.S. economy is growing quickly enough to avoid recession, yet not so rapidly that inflationary pressure becomes a major issue.

FUND PERFORMANCE

On October 31, 1995, Dean Witter Federal Securities Trust had net assets in excess of $829 million. The Fund's total return for the fiscal year was 15.89 percent. This performance includes income distributions totaling approximately $0.59 per share and a change in net asset value from $8.74 per share on October 31, 1994, to $9.49 per share on October 31, 1995.

The Fund's performance for the fiscal year was reflective of the sharply lower interest rate environment. In response to this year's rally, the Fund's average maturity was gradually extended as attractive

DEAN WITTER FEDERAL SECURITIES TRUST
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1995, CONTINUED

investment opportunities became available. This enabled the Fund to continue to provide a competitive level of income as well as capital appreciation. On October 31, 1995, the Fund's average maturity was approximately 9 years. The accompanying chart illustrates the performance of a $10,000 investment in the Fund from inception through the fiscal year ended October 31, 1995, versus the performance of a similar hypothetical investment in the issues that comprise the Lehman Brothers General U.S. Government Index.

THE PORTFOLIO

As of October 31, 1995, the majority of the portfolio continued to be represented by notes and bonds maturing in 7 to 20 years. At the end of the period, 3 percent of the Fund's net assets was invested in U.S. Treasury bonds with 20-to-30 year maturities, 64 percent was in the 7- to 20-year range, and 1 percent was in the 1- to 7-year range.
Approximately 26 percent of the Fund's net assets was invested in the mortgage-backed securities issued primarily by the
Government National Mortgage Association
(GNMA). The balance of the portfolio
consisted of U.S. agency obligations (4
percent of net assets) and short-term money market investments (1 percent). In the months to come, as conditions warrant, accrued income and the proceeds from sales and/or maturities may be invested in mortgage-backed securities, which we believe continue to offer significant long-term value as well as an incremental yield incentive over U.S. Treasury securities of similar maturities and the potential for capital appreciation.

LOOKING AHEAD

We expect the U.S. economy to maintain a slow to moderate pace for the remainder of 1995 and into the first quarter of 1996.
Despite a 25 basis point cut in the
federal-funds rate in mid-1995, we believe that the Federal Reserve Board will want to see a sustained confirmation of weak economic trends before taking further action, unless the legislators in
Washington put together a credible
deficit-reduction package. Inflation should remain subdued going forward.

DEAN WITTER FEDERAL SECURITIES TRUST
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1995, CONTINUED

We appreciate your ongoing support of Dean Witter Federal Securities Trust and look forward to continuing to serve your investment objectives in the months and years to come.

Very truly yours,

        [SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

DEAN WITTER FEDERAL SECURITIES TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1995

 PRINCIPAL                         DESCRIPTION
 AMOUNT IN                             AND                                COUPON
 THOUSANDS                        MATURITY DATE                            RATE           VALUE
----------------------------------------------------------------------------------------------------

             U.S. GOVERNMENT & AGENCY OBLIGATIONS (72.1%)
 $  38,323   Federal National Mortgage Assoc. (4.3%)
             Principal Strip 12/20/01 - 03/09/02.....................       7.56-    $    35,446,116
                                                                                     ---------------
                                                                            7.89++%

             U.S. Treasury Bonds (66.6%)
    20,000   11/15/15................................................       9.875         27,781,250
    22,000   11/15/12................................................      10.375         29,528,125
   225,600   08/15/13................................................      12.00+        337,836,000
    25,000   08/15/14................................................      12.50          39,125,000
    73,000   11/15/11................................................      14.00         118,020,469
                                                                                     ---------------
                                                                                         552,290,844
                                                                                     ---------------

             U.S. Treasury Note (1.2%)
    10,000   01/31/99................................................       5.00           9,782,812
                                                                                     ---------------

             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
             (IDENTIFIED COST $544,244,915)........................................      597,519,772
                                                                                     ---------------

             MORTGAGE-BACKED SECURITIES (25.8%)
             Federal Home Loan Mortgage Corp. (6.6%)
    32,159   10/01/10 - 02/01/20.....................................       9.50          33,666,760
    15,930   09/01/15 - 10/01/19.....................................      10.00          17,219,113
     4,065   01/01/16 - 10/01/18.....................................      10.50           4,439,151
                                                                                     ---------------
                                                                                          55,325,024
                                                                                     ---------------

             Federal National Mortgage Assoc. (7.1%)
    18,898   10/01/23 - 12/01/23.....................................       6.50          18,324,956
     5,000   *.......................................................       7.00           4,946,875
    19,007   05/01/24 - 06/01/25.....................................       8.00          19,464,782
    12,185   01/01/22 - 04/01/25.....................................       8.50          12,615,779
     2,975   09/01/16 - 05/01/20.....................................       9.50           3,136,985
       246   03/01/16 - 02/01/18.....................................       9.75             263,788
                                                                                     ---------------
                                                                                          58,753,165
                                                                                     ---------------

             Government National Mortgage Assoc. (12.1%)
    37,415   12/15/22 - 05/15/24.....................................       7.00          37,122,505
    36,565   06/15/17 - 01/15/23.....................................       7.50          37,010,946
    22,955   10/15/19 - 10/15/24.....................................       8.50          23,880,333
     1,641   05/15/16 - 11/15/20.....................................      10.00           1,790,691
       282   09/15/18................................................      11.00             315,940
                                                                                     ---------------
                                                                                         100,120,415
                                                                                     ---------------

             TOTAL MORTGAGE-BACKED SECURITIES
             (IDENTIFIED COST $209,372,996)........................................      214,198,604
                                                                                     ---------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER FEDERAL SECURITIES TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1995, CONTINUED

 PRINCIPAL                         DESCRIPTION
 AMOUNT IN                             AND                                COUPON
 THOUSANDS                        MATURITY DATE                            RATE           VALUE
----------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS (a) (1.1%)
             U.S. GOVERNMENT & AGENCY OBLIGATIONS
 $   5,900   Federal Home Loan Mortgage Corp. 11/01/95...............       5.82%    $     5,900,000
     3,000   U.S. Treasury Bill 12/07/95.............................       5.17           2,984,490
                                                                                     ---------------
             TOTAL SHORT-TERM INVESTMENTS
             (AMORTIZED COST $8,884,490)...........................................        8,884,490
                                                                                     ---------------
             TOTAL INVESTMENTS
             (IDENTIFIED COST $762,502,401) (C)....................................  $   820,602,866
                                                                                     ---------------
                                                                                     ---------------

                                   DESCRIPTION,
 NUMBER OF                       EXPIRATION MONTH
 CONTRACTS                       AND STRIKE PRICE                                         VALUE
----------------------------------------------------------------------------------------------------
             WRITTEN OPTIONS (0.0%)
             Call options on Treasury bond futures December/1995/118-119
       600   (Premiums Received $330,674)..........................................
                                                                                     $      (326,563)**
                                                                                     ---------------
                                                                                     ---------------

                                          DESCRIPTION,
 NUMBER OF                                DELIVERY YEAR
 CONTRACTS                                  AND MONTH                                      VALUE
-----------------------------------------------------------------------------------------------------
             FINANCIAL FUTURES (b) (0.0%)
             SHORT POSITIONS
       161   U.S. Treasury bonds December/1995......................................  $       (45,281)
                                                                                      ---------------
                                                                                      ---------------
TOTAL INVESTMENTS
(IDENTIFIED COST $762,502,401) (C)..........       99.0%  $820,602,866
TOTAL WRITTEN OPTIONS OUTSTANDING...........        0.0       (326,563)
TOTAL FINANCIAL FUTURES.....................       (0.0)       (45,281)

OTHER ASSETS IN EXCESS OF OTHER
LIABILITIES.................................        1.0      9,013,453
                                                  -----   ------------
NET ASSETS..................................      100.0%  $829,244,475
                                                  -----   ------------
                                                  -----   ------------

---------------------
 * Securities purchased on a forward commitment with an approximate principle amount and no definite maturity date, the actual principal amount and maturity date will be determined upon settlement.
** The market value of U.S. Treasury securities pledged to cover written options on futures and open futures contracts is $22,462,500.
 + Some or all of these securities are segregated in connection with open written options.
++ Currently zero coupon bond and will pay interest at the rate shown at a future specified date.
(a) Securities were purchased on a discount basis. The interest rates shown have been adjusted to reflect a money market equivalent yield.
(b) Value represents variation margin on open futures contract at October 31, 1995. The market value of these futures contracts is $18,847,063 and the unrealized depreciation is $326,117
(c) The aggregate cost of investments for federal income tax purposes is $765,602,245; the aggregate gross unrealized appreciation is $59,225,896 and the aggregate gross unrealized depreciation is $4,225,275, resulting in appreciation of $55,000,621.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER FEDERAL SECURITIES TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1995

ASSETS:
Investments in securities, at value
  (identified cost $762,502,401)............................  $ 820,602,866
Receivable for:
    Investments sold........................................        110,937
    Interest................................................     15,047,866
    Principal paydowns......................................      1,108,951
    Shares of beneficial interest sold......................        371,323
    Written options.........................................         30,633
Prepaid expenses and other assets...........................         46,732
                                                              -------------

     TOTAL ASSETS...........................................    837,319,308
                                                              -------------
LIABILITIES:
Written call options outstanding, at value
  (premiums received $330,674)..............................        326,563
Payable for:
    Investments purchased...................................      4,916,354
    Plan of distribution fee................................        617,258
    Dividends to shareholders...............................        548,423
    Shares of beneficial interest repurchased...............        448,616
    Investment management fee...............................        399,402
    Variation margin........................................         45,281
Payable to bank.............................................        552,437
Accrued expenses and other payables.........................        220,499
                                                              -------------
     TOTAL LIABILITIES......................................      8,074,833
                                                              -------------
NET ASSETS:
Paid-in-capital.............................................    873,904,427
Net unrealized appreciation.................................     57,778,459
Distributions in excess of net investment income............       (517,433)
Accumulated net realized loss...............................   (101,920,978)
                                                              -------------

     NET ASSETS.............................................  $ 829,244,475
                                                              -------------
                                                              -------------

NET ASSET VALUE PER SHARE,
  87,365,878 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED
  OF $.01 PAR VALUE)........................................
                                                                      $9.49
                                                              -------------
                                                              -------------

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1995

NET INVESTMENT INCOME:
INTEREST INCOME.............................................  $ 66,502,572
                                                              ------------

EXPENSES
Plan of distribution fee....................................     7,020,532
Investment management fee...................................     4,542,697
Transfer agent fees and expenses............................       702,036
Shareholder reports and notices.............................        91,322
Custodian fees..............................................        72,408
Professional fees...........................................        59,427
Registration fees...........................................        40,536
Trustees' fees and expenses.................................        27,018
Other.......................................................        10,592
                                                              ------------

     TOTAL EXPENSES.........................................    12,566,568
                                                              ------------

     NET INVESTMENT INCOME..................................    53,936,004
                                                              ------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
    Investments.............................................       (79,063)
    Futures contracts.......................................   (12,753,544)
    Options written.........................................     1,758,392
                                                              ------------

     TOTAL LOSS.............................................   (11,074,215)
Net change in unrealized depreciation.......................    79,255,121
                                                              ------------

     NET GAIN...............................................    68,180,906
                                                              ------------

NET INCREASE................................................  $122,116,910
                                                              ------------
                                                              ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER FEDERAL SECURITIES TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                FOR THE YEAR       FOR THE YEAR
                                                                   ENDED              ENDED
                                                              OCTOBER 31, 1995   OCTOBER 31, 1994
-------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.......................................    $ 53,936,004      $    64,333,610
Net realized gain (loss)....................................     (11,074,215)          12,133,071
Net change in unrealized appreciation/depreciation..........      79,255,121         (149,350,543)
                                                              ----------------   ----------------

     NET INCREASE (DECREASE)................................     122,116,910          (72,883,862)

Dividends from net investment income........................     (53,936,003)         (64,700,229)
Net decrease from transactions in shares of beneficial
  interest..................................................     (79,663,066)        (150,082,996)
                                                              ----------------   ----------------

     TOTAL DECREASE.........................................     (11,482,159)        (287,667,087)

NET ASSETS:
Beginning of period.........................................     840,726,634        1,128,393,721
                                                              ----------------   ----------------

     END OF PERIOD
    (INCLUDING DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
    INCOME OF $517,433 AND $517,434, RESPECTIVELY)..........    $829,244,475      $   840,726,634
                                                              ----------------   ----------------
                                                              ----------------   ----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER FEDERAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1995

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter Federal Securities Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund commenced operations on March 31, 1987.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) listed options are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked price; (3) futures contracts are valued at the latest sale price as of the close of the commodities exchange on which they trade unless the Trustees determine that such price does not reflect their market value, in which case it will be valued at fair value as determined by the Trustees; (4) when market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and (5) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. OPTIONS AND FUTURES -- (1) Written options on debt obligations: When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are

DEAN WITTER FEDERAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1995, CONTINUED

increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option; (2) Purchased options on debt obligations: When the Fund purchases a call or put option, the premium paid is recorded as an investment which is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid; (3) Options on futures contracts: The Fund is required to deposit U.S. Government securities as "initial margin" and "variation margin" with respect to written call and put options on futures contracts. If a written option expires, the Fund realizes a gain. If a written call or put option is exercised, the premium received will decrease or increase the unrealized loss or gain on the futures contract. If the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying futures contract and the liability related to such option is extinguished; and (4) Futures contracts: A futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash or U.S. Government securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their

DEAN WITTER FEDERAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1995, CONTINUED

federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Dean Witter InterCapital Inc. (the "Investment Manager"), the Fund pays a management fee, accrued daily and payable monthly, by applying the following annual rates to the Fund's net assets determined at the close of each business day: 0.55% to the portion of daily net assets not exceeding $1 billion; 0.525% to the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.50% to the portion of daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.475% to the portion of daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.45% to the portion of daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.425% to the portion of daily net assets exceeding $5 billion but not exceeding $7.5 billion; 0.40% to the portion of daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.375% to the portion of daily net assets exceeding $10 billion but not exceeding $12.5 billion; and 0.35% to the portion of daily net assets exceeding $12.5 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act pursuant to which the Fund pays the Distributor compensation, accrued daily and payable monthly, at an annual rate of 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Fund's shares since the Fund's inception (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Fund's shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been

DEAN WITTER FEDERAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1995, CONTINUED

imposed or upon which such charge has been waived; or (b) the Fund's average daily net assets. Amounts paid under the Plan are paid to the Distributor to compensate it for the services provided and the expenses borne by it and others in the distribution of the Fund's shares, including the payment of commissions for sales of the Fund's shares and incentive compensation to, and expenses of, the account executives of Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other employees or selected broker-dealers who engage in or support distribution of the Fund's shares or who service shareholder accounts, including overhead and telephone expenses, printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may be compensated under the Plan for its opportunity costs in advancing such amounts which compensation would be in the form of a carrying charge on any unreimbursed expenses incurred by the Distributor.

Provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered, may be recovered through future distribution fees from the Fund and contingent deferred sales charges from the Fund's shareholders.

The Distributor has informed the Fund that for the year ended October 31, 1995, it received approximately $750,000 in contingent deferred sales charges from certain redemptions of the Fund's shares. The Fund's shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

Purchases and sales/prepayments of portfolio securities, excluding short-term investments, for the year ended October 31, 1995 were $59,343,346 and $139,243,860, respectively.

Transactions in written options for the year ended October 31, 1995 were as follows:

                                                     CONTRACTS    PREMIUMS
                                                    -----------  -----------
Option contracts written, outstanding at beginning
 of the period....................................         100   $    27,508
Options written...................................      14,143     8,024,396
Options closed....................................     (12,013 )  (6,961,271)
Options exercised.................................      (1,630 )    (759,959)
                                                    -----------  -----------
Option contracts written, outstanding at end of
 the period.......................................         600   $   330,674
                                                    -----------  -----------
                                                    -----------  -----------

For the year ended October 31, 1995, the Fund incurred $9,495 and $80,741 in brokerage commissions for transactions executed and for clearing options and futures transactions, respectively, with DWR on behalf of the Fund.

DEAN WITTER FEDERAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1995, CONTINUED

Dean Witter Trust Company, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 1995, the Fund had transfer agent fees and expenses payable of approximately $66,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1995 included in Trustees' fees and expenses in the Statement of Operations, amounted to $7,393. At October 31, 1995, the Fund had an accrued pension liability of $53,847 included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                        FOR THE YEAR ENDED          FOR THE YEAR ENDED
                                                         OCTOBER 31, 1995            OCTOBER 31, 1994
                                                    --------------------------  --------------------------
                                                      SHARES        AMOUNT        SHARES        AMOUNT
                                                    -----------  -------------  -----------  -------------
Sold..............................................    9,811,932  $  88,420,535   10,119,372  $  93,966,925
Reinvestment of dividends.........................    3,274,181     29,717,628    3,923,981     36,393,372
                                                    -----------  -------------  -----------  -------------
                                                     13,086,113    118,138,163   14,043,353    130,360,297
Repurchased.......................................  (21,931,274)  (197,801,229) (30,316,610)  (281,320,721)
Reclassification due to permanent book/tax
 difference.......................................      --            --            --             877,428
                                                    -----------  -------------  -----------  -------------
Net decrease......................................   (8,845,161) $ (79,663,066) (16,273,257) $(150,082,996)
                                                    -----------  -------------  -----------  -------------
                                                    -----------  -------------  -----------  -------------

6. FEDERAL INCOME TAX STATUS

During the year ended October 31, 1995, the Fund utilized approximately $896,000 of its net capital loss carryover.

At October 31, 1995, the Fund had an approximate net capital loss carryover of $84,656,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 in the following years:

                          AMOUNTS IN THOUSANDS
------------------------------------------------------------------------
   1996         1997        1998       2000        2002         TOTAL
-----------  -----------  ---------  ---------  -----------  -----------
    $27,140  $    15,672  $   6,866  $   3,854  $    31,124  $    84,656
-----------  -----------  ---------  ---------  -----------  -----------
-----------  -----------  ---------  ---------  -----------  -----------

At October 31, 1995, the Fund was required for Federal income tax purposes to defer approximately $14,165,000 of realized losses on certain closed options and futures contracts.

DEAN WITTER FEDERAL SECURITIES TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1995, CONTINUED

As of October 31, 1995, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and straddles.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

To hedge against adverse interest rate and market risks on portfolio positions or anticipated positions in U.S. Government securities, or in the case of written options, to close out long or short positions in futures contracts, the Fund may enter into written options on interest rate futures and interest rate futures contracts ("derivative instruments").

These derivative instruments involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities or currencies.

At October 31, 1995, there were no outstanding written options on interest rate futures and interest rate futures other than those used to manage interest rate and market exposure on portfolio positions or anticipated positions in U.S. Government securities.

DEAN WITTER FEDERAL SECURITIES TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                              FOR THE
                                                                                                               PERIOD
                                                                                                             MARCH 31,
                                                                                                               1987*
                                                FOR THE YEAR ENDED OCTOBER 31                                 THROUGH
                  -----------------------------------------------------------------------------------------   OCTOBER
                     1995       1994       1993        1992       1991       1990        1989       1988      31, 1987
-----------------------------------------------------------------------------------------------------------------------

PER SHARE OPERATING
PERFORMANCE:

Net asset value,
 beginning of
 period.......... $     8.74  $   10.03  $    9.57  $     9.46  $    8.87  $    9.27  $     9.13  $    9.27  $   10.00
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ----------

Net investment
 income..........       0.59       0.60       0.65        0.68       0.72       0.72        0.71       0.74       0.43
Net realized and
 unrealized gain
 (loss)..........       0.75      (1.28)      0.46        0.11       0.59      (0.40)       0.34       0.08      (0.58)
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ----------

Total from
 investment
 operations......       1.34      (0.68)      1.11        0.79       1.31       0.32        1.05       0.82      (0.15)
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ----------

Less dividends
 and
 distributions
 from:
   Net investment
   income........      (0.59)     (0.61)     (0.65)      (0.68)     (0.72)     (0.72)      (0.71)     (0.74)     (0.43)
   Net realized
   gain..........     --         --         --          --         --         --          --         --          (0.15)
   Paid-in-capital...     --     --         --          --         --         --           (0.20)     (0.22)    --
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ----------

Total dividends
 and
 distributions...      (0.59)     (0.61)     (0.65)      (0.68)     (0.72)     (0.72)      (0.91)     (0.96)     (0.58)
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ----------

Net asset value,
 end of period... $     9.49  $    8.74  $   10.03  $     9.57  $    9.46  $    8.87  $     9.27  $    9.13  $    9.27
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ----------
                  ----------  ---------  ---------  ----------  ---------  ---------  ----------  ---------  ----------

TOTAL INVESTMENT
RETURN+..........      15.89%     (6.92)%     12.03%       8.56%     15.26%      3.64%      12.32%      9.21%     (1.47)%(1)

RATIOS TO AVERAGE
NET ASSETS:
Expenses.........       1.52%      1.52%      1.50%       1.48%      1.50%      1.54%       1.47%      1.50%      1.54%(2)

Net investment
 income..........       6.53%      6.56%      6.59%       7.18%      7.79%      7.92%       7.90%      8.04%      7.76%(2)

SUPPLEMENTAL DATA:
Net assets, end
 of period, in
 millions........       $829       $841     $1,128      $1,171     $1,252     $1,397      $1,824     $2,122     $2,067

Portfolio
 turnover rate...          7%        18%         7%          6%    --   %++         5%         19%        44%        32%(1)

---------------------
 *   Commencement of operations.
 +   Does not reflect the deduction of sales charge.
 ++  Less than 0.5%.
(1)  Not annualized.
(2)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER FEDERAL SECURITIES TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER FEDERAL SECURITIES TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Dean Witter Federal Securities Trust (the "Fund") at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the eight years in the period then ended and for the period March 31, 1987 (commencement of operations) through October 31, 1987, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
DECEMBER 7, 1995

TRUSTEES

Jack F. Bennett
Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Dr. Manuel H. Johnson
Paul Kolton
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Sheldon Curtis
Vice President, Secretary and General Counsel

Rajesh K. Gupta
Vice President

Thomas F. Caloia
Treasurer


TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036


INVESTMENT MANAGER

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.


DEAN WITTER FEDERAL SECURITIES TRUST


[Graphic]


ANNUAL REPORT
OCTOBER 31, 1995

                      DEAN WITTER FEDERAL SECURITIES TRUST
                                GROWTH OF $10,000


      DATE                       TOTAL                  LEHMAN

March 31, 1987                   $10,000                $10,000
October 31, 1987                 $ 9,853                $ 9,933
October 31, 1988                 $10,761                $10,899
October 31, 1989                 $12,087                $12,210
October 31, 1990                 $12,527                $12,934
October 31, 1991                 $14,439                $14,823
October 31, 1992                 $15,674                $16,354
October 31, 1993                 $17,560                $18,502
October 31, 1994                 $16,345                $17,675
October 31, 1995                 $18,942 (3)            $20,394

                          AVERAGE ANNUAL TOTAL RETURNS
                       1 YEAR     5 YEARS    LIFE OF FUND

                      15.89 (1)   8.62 (1)     7.72 (1)
                      10.89 (2)   8.33 (2)     7.72 (2)


                            ____Fund ____ Lehman (4)


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.
--------------------------------------------

(1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable contingent deferred sales charge (CDSC) (1 year-5%, 5 years - 2%, since inception - 0%). See the Fund's current prospectus for complete details on fees and sales charges.

(3)  Closing value assuming a complete redemption on October 31, 1995.

(4) The Lehman Brothers General U.S. Government Index is a broad-based measure of all U.S. Government and U.S. Treasury securities. The Index's total return excludes fees and expenses. The Index is unmanaged and should not be considered an investment.